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                                                                    EXHIBIT (ii)

                          FIRST SUPPLEMENTAL INDENTURE


         FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of December 31, 1997 among PAGEMART WIRELESS, INC. (f/k/a PageMart Nationwide, Inc.), a Delaware corporation (the "Company"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York Corporation, as Trustee (the "Trustee").


                             W I T N E S S E T H :

         WHEREAS, in accordance with Section 9.02 of the Indenture, relating to the 15% Senior Discount Notes due 2005 of the Company (the "Securities"), dated as of January 17, 1995 (the "Indenture"), the Trustee, the Company, and the Holders of at least a majority in principal amount at maturity of the Securities outstanding as of the date hereof desire to amend certain terms of the Indenture as described below;

         WHEREAS, the Company is undertaking a refinancing consisting of (i) the amendments to the Indenture reflected in this Supplemental Indenture, (ii) the purchase of all 12 1/4% Senior Discount Notes due 2003 ("12 1/4% Notes") of PageMart, Inc. ("PageMart") tendered to PageMart in its tender offer (the "Tender Offer") for all outstanding 12 1/4% Notes and the elimination of most of the covenants and agreements contained in the indenture relating to the 12 1/4% Notes, (iii) the merger of PageMart into the Company pursuant to which the Company will be the surviving corporation (the "Merger") and (iv) an offering of senior subordinated discount notes due 2008 (the "New Subordinated Notes").

         WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the Indenture according to its terms and the terms of the Indenture have been done;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Certain Terms Defined in the Indenture. All capitalized terms used herein without definition herein shall have the meanings ascribed thereto in the Indenture.

         SECTION 2. Amendments to the Indenture. Subject to Section 3 hereof, the Indenture is hereby amended as follows:

         (a) Amendment of Section 1.01.

                 (1) Section 1.01 of the Indenture is hereby amended by substituting the words "Consolidated Leverage Ratio" for the words "Interest Coverage Ratio" in the proviso at the end of the definition of "Adjusted Consolidated Net Income" therein.

                 (2) Section 1.01 of the Indenture is hereby further amended by deleting the
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         definition of "Interest Coverage Ratio" therein and adding the following definition:

                          "Consolidated Leverage Ratio" means, on any Transaction Date, the ratio of (i) the aggregate amount of Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis outstanding on such Transaction Date to (ii) the aggregate amount of Consolidated EBITDA for the then most recent four fiscal quarters for which financial statements of the Company have been filed with the Commission or provided to the Trustee (such four fiscal quarter period being the "Four Quarter Period"); provided that, in making the foregoing calculation, (A) pro forma effect shall be given to any Indebtedness to be Incurred or repaid on the Transaction Date; (B) pro forma effect shall be given to Asset Dispositions and Asset Acquisitions (including giving pro forma effect to the application of proceeds of any Asset Disposition) that occur from the beginning of the Four Quarter Period through and including the Transaction Date (the "Reference Period"), as if they had occurred and such proceeds had been applied on the first day of such Reference Period; and (C) pro forma effect shall be given to asset dispositions and asset acquisitions (including giving pro forma effect to the application of proceeds of any asset disposition) that have been made by any Person that has become a Restricted Subsidiary or has been merged with or into the Company or any Restricted Subsidiary during such Reference Period and that would have constituted Asset Dispositions or Asset Acquisitions had such transactions occurred when such Person was a Restricted Subsidiary as if such asset dispositions or asset acquisitions were Asset Dispositions or Asset Acquisitions that occurred on the first day of such Reference Period; provided that to the extent that clause (B) or (C) of this sentence requires that pro forma effect be given to an Asset Acquisition or Asset Disposition, such pro forma calculation shall be based upon the four full fiscal quarters immediately preceding the Transaction Date of the Person, or division or line of business of the Person, that is acquired or disposed of for which financial information is available.

                          (3) Section 1.01 of the Indenture is hereby further amended by adding the following definition:

                          "fair market value" means the price that would be paid in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors, whose determination shall be conclusive if evidenced by a Board Resolution; provided that for purposes of clause (ix) of the second paragraph of Section 4.03, (x) the fair market value of any security registered under the Exchange Act shall be the average of the closing prices, regular way, of such security for the 20 consecutive trading days immediately preceding the sale of Capital Stock and (y) in the event the aggregate fair market value of any other property (other than cash or cash equivalents) received by the Company exceeds $10 million, the fair market value of such property shall be determined by a nationally recognized investment banking firm and set forth in
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         their written opinion which shall be delivered to the Trustee.

                          (4) Section 1.01 of the Indenture is hereby further amended by adding a new clause (iii) to the last sentence of the definition of "Indebtedness" therein as follows:

                 and (iii) that money borrowed and set aside at the time of the Incurrence of any Indebtedness in order to prefund the payment of interest on such Indebtedness shall not be deemed to be "Indebtedness" so long as such money is held to secure the payment of such interest.

                          (5) Section 1.01 of the Indenture is hereby further amended by inserting "(a)" in the definition of "Net Cash Proceeds" after "is defined to mean," and by adding a new clause (b) at the end of the definition of "Net Cash Proceeds" as follows:

         and (b) with respect to any issuance or sale of Capital Stock, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of attorney's fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                          (6) Section 1.01 of the Indenture is hereby further amended by deleting the definition of "Unrestricted Subsidiary" contained therein and replacing it in its entirety with the following:

                          "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any Restricted Subsidiary; provided that (A) any Guarantee by the Company or any Restricted Subsidiary of any Indebtedness of the Subsidiary being so designated shall be deemed an "Incurrence" of such Indebtedness and an "Investment" by the Company or such Restricted Subsidiary (or both, if applicable) at the time of such designation; (B) either (I) the Subsidiary to be so designated has total assets of $1,000 or less or (II) if such Subsidiary has assets greater than $1,000, such designation would be permitted under
         Section 4.04 and (C) if applicable, the Incurrence
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         of Indebtedness and the Investment referred to in clause (A) of this proviso would be permitted under Section 4.03 and Section 4.04. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that (i) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such designation and (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately after such designation would, if Incurred at such time, have been permitted to be Incurred (and shall be deemed to have been Incurred) for all purposes of the Indenture. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

         (b) Amendment of Section 4.03.

                 (1) Section 4.03 of the Indenture is hereby amended by deleting the phrase "Interest Coverage Ratio would be for the period beginning on the Closing Date through October 19, 1995 greater than 1.50:1 and thereafter greater than 1.75:1" from the end of first paragraph of Section 4.03(a) and substituting in its place the following:

         Consolidated Leverage Ratio would be greater than zero and less than
         (x) 7:1, for Indebtedness Incurred on or prior to December 31, 2000 or
         (y) 6:1, for Indebtedness Incurred thereafter

                 (2) Section 4.03 of the Indenture is hereby further amended by deleting clause (a)(i) thereof and replacing it in its entirety with a new clause (a)(i) as follows:

                          (i) Indebtedness of the Company outstanding at any time in an aggregate amount not to exceed $150 million, less any amount of such Indebtedness permanently repaid as provided under
         Section 4.10;

                 (3) Section 4.03 of the Indenture is hereby further amended by deleting the words "Interest Coverage Ratio" and "less" in clause (a)(vi) thereof and replacing them with the words "Consolidated Leverage Ratio" and "more", respectively.

                 (4) Section 4.03 of the Indenture is hereby further amended by deleting clause (a)(ix) thereof and adding new clauses
         (a)(ix), (a)(x), (a)(xi) and (a)(xii) as follows:

                          (ix) Indebtedness of the Company not to exceed, at any time outstanding, two times the sum of (A) the Net Cash Proceeds received by the Company after the Closing Date from the issuance and sale of its Common Stock (other than Redeemable Stock) to a Person that is not a Subsidiary of the Company, to the extent such Net Cash Proceeds have not been used pursuant to clause (C)(2) of the first paragraph or
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         clause (iv), (v), (xii)(y) or (xiii) of the second paragraph of
         Section 4.04 to make a Restricted Payment and (B) 80% of the fair market value of property (other than cash and cash equivalents) received by the Company after the Closing Date from the sale of its Common Stock (other than Redeemable Stock) to a Person that is not a Subsidiary of the Company, to the extent such sale of Common Stock has not been used pursuant to clause (C)(2) of the first paragraph or clause (iv), (v), (xii)(y) or (xiii) of the second paragraph of
         Section 4.04 to make a Restricted Payment; provided that such Indebtedness does not mature prior to the Stated Maturity of the Notes and has an Average Life longer than the Notes;

                          (x) Indebtedness of the Company represented by the New Subordinated Notes which generates gross proceeds to the Company of up to $250 million;

                          (xi) Guarantees of Indebtedness in an aggregate principal amount not to exceed $10 million, of any Person the primary business of which is located outside the United States and is related, ancillary or complementary to the business of the Company and its Restricted Subsidiaries; and

                          (xii) Guarantees of the Notes and Guarantees of Indebtedness of the Company by any Restricted Subsidiary if the Guarantee of such Indebtedness is permitted by and made in accordance with Section 4.07.

         (c) Amendment of Section 4.04.

                 (1) Section 4.04 of the Indenture is hereby amended by deleting clause (C)(2) from the first paragraph thereof and replacing it in its entirety with a new clause (C)(2) as follows:

                 (2) the aggregate Net Cash Proceeds received by the Company after the Closing Date from the issuance and sale permitted by the Indenture of its Common Stock (other than Redeemable Stock) to a Person who is not a Subsidiary of the Company, including an issuance or sale permitted by the Indenture of Indebtedness of the Company for cash subsequent to the Closing Date upon the conversion of such Indebtedness into Common Stock (other than Redeemable Stock) of the Company, or from the issuance to a Person who is not a Subsidiary of the Company of any options, warrants or other rights to acquire Common Stock of the Company (in each case, exclusive of any Redeemable Stock or any options, warrants or other rights that are redeemable at the option of the holder, or are required to be redeemed, prior to the Stated Maturity of the Notes), in each case except to the extent such Net Cash Proceeds are used to Incur Indebtedness pursuant to clause
         (ix) of the second paragraph under Section 4.03(a) plus
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                 (3)      Section 4.04 of the Indenture is hereby further
         amended by adding new clauses (xii), (xiii), (xiv) and (xv) as follows:

                          (xii) Investments in any Person the primary business of which is related, ancillary or complementary to the business of the Company and its Restricted Subsidiaries on the date of such Investments; provided that the aggregate amount of Investments made pursuant to this clause (xii) does not exceed the sum of (x) $15 million plus (y) the amount of Net Cash Proceeds received by the Company after the Closing Date from the sale of its Common Stock (other than Redeemable Stock) to a Person who is not a Subsidiary of the Company, except to the extent such Net Cash Proceeds are used to Incur Indebtedness pursuant to clause (ix) under Section 4.03(a) or to make Restricted Payments pursuant to clause (C)(2) of the first paragraph, or clauses (iv), (v) or (xiii) of this paragraph, of this
         Section 4.04, plus (z) the net reduction in Investments made pursuant to this clause (xii) resulting from distributions on or repayments of such Investments or from the Net Cash Proceeds from the sale of any such Investment (except in each case to the extent any such payment or proceeds is included in the calculation of Adjusted Consolidated Net Income) or from such Person becoming a Restricted Subsidiary (valued in each case as provided in the definition of "Investments"), provided that the net reduction in any Investment shall not exceed the amount of such Investment;

                          (xiii) Investments acquired in exchange for Common Stock (other than Redeemable Stock) of the Company;

                          (xiv) Investments in any Person the primary business of which is located outside the United States and is related, ancillary or complementary to the business of the Company and its Restricted Subsidiaries on the date of such Investments; provided that the aggregate amount of Investments pursuant to this clause (xiv) does not exceed (x) $10 million plus (y) the net reduction in Investments made pursuant to this clause (xiv) resulting from distributions on or repayments of such Investments or from the Net Cash Proceeds from the sale of any such Investment (except in each case to the extent any such payment or proceeds is included in the calculation of Adjusted Consolidated Net Income) or from such Person becoming a Restricted Subsidiary (valued in each case as provided in the definition of "Investments"), provided that the net reduction in any Investment shall not exceed the amount of such Investment; or

                          (xv) Investments in the form of Guarantees Incurred under clause (xi) of the second paragraph of the "Limitation on Indebtedness" covenant;

         (d) Amendment of Section 4.09. Section 4.09 is hereby amended by deleting clauses (viii) and (ix) thereof and adding new clauses (viii) and (ix) and a proviso at the end of Section 4.09 as follows:
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                          (viii)  Liens on any property or assets of a
         Restricted Subsidiary securing Indebtedness of such Restricted Subsidiary permitted under Section 4.03; and

                          (ix) Liens securing obligations under revolving credit, working capital or similar facilities or term loans provided by financial institutions, in each case Incurred under clause (i) of the second paragraph of Section 4.03(a); provided that the aggregate amount of Indebtedness (other than Indebtedness owed to the Company or a Subsidiary of the Company by a Subsidiary of the Company or the Company) secured by Liens may not exceed (x) $150 million plus (y) up to $25 million of Acquired Indebtedness and permitted refinancings thereof, in each case outstanding at any time.

         (e) Amendment of Section 5.01. Section 5.01 is hereby amended by deleting clauses (iii)(B) thereof and replacing it in its entirety with a new clause (iii)(B) as follows:

         (B) the Company or any Person becoming the successor obligor of the Notes, as the case may be, shall have a Consolidated Leverage Ratio no more than the greater of (I) 7:1, on or prior to December 31, 2000, or 6:1, thereafter and (II) the Consolidated Leverage Ratio of the Company immediately prior to such transaction;

         SECTION 3. Effectiveness of Amendments to Indenture. Notwithstanding anything to the contrary herein, the amendments to the Indenture set forth in Section 2 of this Supplemental Indenture shall not take effect unless and until the Merger is consummated.

         SECTION 4. Governing Law. The laws of the State of New York shall govern this Supplemental Indenture.

         SECTION 5. Counterparts. This Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Ratification. Except as expressly amended hereby, each provision of the Indenture shall remain in full force and effect and, as amended hereby, the Indenture is in all respects agreed to, ratified and confirmed by each of the Company and the Trustee.
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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

                                   PAGEMART WIRELESS, INC.



                                   By: /s/ G. CLAY MYERS
                                      ----------------------------------------
                                      Title: Vice President and
                                             Chief Financial Officer




                                   UNITED STATES TRUST COMPANY OF
                                    NEW YORK, as Trustee



                                   By: /s/ John Guiliano
                                      ----------------------------------------
                                      Title: Vice President